UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2006

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2006, Winn-Dixie Stores, Inc. accepted the commitment letter attached as Exhibit 10.1 providing for a commitment of Wachovia Bank, National Association to provide, and Wachovia Capital Markets, LLC to structure, arrange and syndicate, a senior secured revolving loan and letter of credit facility in the aggregate amount of $725,000,000. The commitment is subject to a number of terms and conditions and the description of the commitment letter herein is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

10.1 $725,000,000 Credit Facility Commitment Letter, dated June 28, 2006 from Wachovia Bank, National Association and Wachovia Capital Markets, LLC to Winn-Dixie Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2006	Winn-Dixie Stores, Inc.

	By:	/s/ Bennett L. Nussbaum
Bennett L. Nussbaum
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$725,000,000 Credit Facility Commitment Letter, dated June 28, 2006 from Wachovia Bank, National Association and Wachovia Capital Markets, LLC to Winn-Dixie Stores, Inc.